Exhibit 10.1
EIGHTH AMENDMENT TO CREDIT AGREEMENT
     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”), dated as of May 3, 2011, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed on the signature pages hereof (the “Lenders”), WELLS FARGO BANK, N.A., as Syndication Agent (in said capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the Lenders, the Syndication Agent, and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 27, 2005, as amended by that certain First Amendment to Credit Agreement, dated as of August 31, 2005, as modified by that certain Waiver and Consent, dated as of September 1, 2006, as amended by that certain Second Amendment to Credit Agreement, dated as of May 4, 2007, as amended by that certain Third Amendment to Credit Agreement, dated as of December 1, 2007, as amended by that certain Fourth Amendment to Credit Agreement, dated as of November 14, 2008, as amended by that certain Fifth Amendment to Credit Agreement, dated as of December 31, 2008, as modified by that certain Waiver to Credit Agreement, dated as of March 19, 2009, as amended by that certain Sixth Amendment to Credit Agreement, dated as of May 4, 2009, and as amended by that certain Seventh Amendment to Credit Agreement, dated as of November 4, 2009 (said Credit Agreement, as amended and modified, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested that the Lenders amend the Credit Agreement, as more fully set forth herein.
     C. The Lenders parties to this Eighth Amendment (which Lenders constitute each of the Lenders as required under the Credit Agreement) are willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENTS.
     (a) Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms thereto in proper alphabetical order to read as follows:
     “Eighth Amendment” means that Eighth Amendment to Credit Agreement dated as of May 3, 2011, among the Borrower, the Lenders party thereto, the Syndication Agent and the Administrative Agent.

     “Eighth Amendment Effective Date” means the date that all conditions to effectiveness set forth in Section 3 of the Eighth Amendment are satisfied.
(b) Section 7.06(a)(iii) of the Credit Agreement is hereby amended to read as follows:
     (iii) so long as there exists no Default both before and after giving effect to any such transaction (which shall include calculation of the financial covenants set forth in Section 7.11 on a pro forma basis as of the fiscal quarter-end immediately preceding any proposed Restricted Payment), (x) the Borrower may make (A) payments of Dividends on and redemptions of Existing Preferred Stock, (B) payments of Dividends on Qualified Preferred Stock, (C) distribution of the Trust Notes to the holders of the Trust Preferred Stock in connection with the dissolution of the Trust Subsidiary, (D) provided that the Total Outstandings (excluding L/C Obligations other than Unreimbursed Amounts and L/C Borrowings) are zero at the time of payment of any Dividend under this subclause (D) and immediately after giving effect thereto, other payments of Dividends not to exceed $5,000,000 in aggregate amount during the period from and including November 14, 2008 up to but not including the Eighth Amendment Effective Date, and (E) other payments of Dividends not to exceed $2,500,000 in aggregate amount from and including the Eighth Amendment Effective Date through the Maturity Date, (y) a Subsidiary may make Restricted Payments under the Carriage Business Development Program, and (z) the Borrower may pay interest on the Trust Notes to the Trust Subsidiary and may cause or permit the Trust Subsidiary to declare, make or pay Dividends in respect of the Trust Preferred Stock; and
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this Eighth Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, except that to the extent that such representations and warranties refer to statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement, the representations and warranties in subclauses (i) and (ii) of clause (a) of Section 5.05 of the Credit Agreement shall be qualified by reference to the absence of footnotes and shall be subject to normal year-end audit adjustments;
     (b) no event has occurred and is continuing which constitutes a Default or Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Eighth Amendment, (ii) this Eighth Amendment has been duly executed and delivered by the Borrower, and (iii) this Eighth Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Eighth Amendment nor the consummation of any transactions contemplated herein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or its Subsidiaries, (ii) to Borrower’s knowledge, any provision or law, statute, rule or regulation applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by the Borrower pursuant to statutory law applicable to the Borrower as a condition to (i) the execution, delivery or performance by the Borrower of this Eighth Amendment, or (ii) the acknowledgement by each Guarantor of this Eighth Amendment.
     3. CONDITIONS OF EFFECTIVENESS. This Eighth Amendment shall be effective on and as of the date hereof, subject to the following:
     (a) the representations and warranties set forth in Section 2 of this Eighth Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by each of the Lenders; and
     (c) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by the Borrower and acknowledged by each Guarantor.
     4. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Eighth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Eighth Amendment, or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.
     5. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Eighth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Eighth Amendment.
     (b) Except as expressly set forth herein, this Eighth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other

Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     6. COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Eighth Amendment and the other instruments and documents to be delivered hereunder.
     7. EXECUTION IN COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Eighth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Eighth Amendment shall be binding upon the Borrower and each Lender and their respective successors and permitted assigns.
     9. HEADINGS. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.
     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS EIGHTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as of the date above written.

CARRIAGE SERVICES, INC.
By:	/s/ Terry E. Sanford
Terry E. Sanford
Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Gary L. Mingle
Gary L. Mingle
Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/ Warren R. Ross
	Name:	Warren R. Ross
	Title:	Vice President

GUARANTORS:

CARRIAGE FUNERAL HOLDINGS, INC.
CFS FUNERAL SERVICES, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE FUNERAL SERVICES OF MICHIGAN, INC.
CARRIAGE FUNERAL SERVICES OF KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO, INC.
WILSON & KRATZER MORTUARIES
ROLLING HILLS MEMORIAL PARK
CARRIAGE SERVICES OF CONNECTICUT, INC.
CSI FUNERAL SERVICES OF MASSACHUSETTS, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
BARNETT, DEMROW & ERNST, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
FORASTIERE FAMILY FUNERAL SERVICES, INC.
CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE SERVICES OF NEVADA, INC.
HUBBARD FUNERAL HOME, INC.
CARRIAGE TEAM CALIFORNIA (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL), LLC
CARRIAGE TEAM FLORIDA (CEMETERY), LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE TEAM KANSAS, LLC
CARRIAGE MUNICIPAL CEMETERY SERVICES OF NEVADA, INC.
CARRIAGE CEMETERY SERVICES OF CALIFORNIA, INC.
CARRIAGE INSURANCE AGENCY OF MASSACHUSETTS, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE INVESTMENTS, INC. (for itself and as General Partner of Carriage Management, L.P.)
CARRIAGE MANAGEMENT, L.P.
COCHRANE’S CHAPEL OF THE ROSES, INC.
HORIZON CREMATION SOCIETY, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MERGER I, INC.
CARRIAGE MERGER II, INC.
CARRIAGE FLORIDA HOLDINGS, INC.
ARIA CREMATION SERVICES, LLC
CLOVERDALE PARK, INC.
CATAUDELLA FUNERAL HOME, INC.

By:	/s/ Terry E. Sanford
Terry E. Sanford
Chief Financial Officer